UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

CEREPLAST, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 N. Continental, Suite 100, El Segundo California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-615-1900

Copies to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Flr
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 17, 2011, Cereplast, Inc. (the “Company”) received $2,500,000 and issued Secured Promissory Note, Loan B, pursuant to that certain Venture Loan and Security Agreement (the “Loan Agreement”) with Compass Horizon Funding Company, LLC dated December 21, 2010. The Loan Agreement was previously disclosed in a Form 8- K filed with the SEC on December 22, 2010.

On February 22, 2011, the Company released a press release with respect to the foregoing. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 22, 2011

CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer